                                                                    EXHIBIT 99.1

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement - Restricting Events
        January 31, 1998                                                       Collection Period
                                                                               -----------------

                                                                       Aug 1997  Sep 1997  Oct 1997  Nov 1997  Dec 1997
                                                                      --------- --------- --------- --------- ---------
Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

        The Average Cumulative Net Loss Ratio                            0.00%      0.00%     0.00%      0.00%     0.04%
        The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)      No         No        No         No        No

B) A Servicer Event occurred (yes/no)                                      No         No        No         No        No

C) An Event of Default occurred (yes/no)                                   No         No        No         No        No

Based on A, B and C, a Restricting Event occurred (yes/no)                 No         No        No         No        No
----------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement- Limitations
        January 31, 1998


                                                                                                   Collection Period
                                                                                                   -----------------

                                                                                   Aug 1997  Sep 1997  Oct 1997  Nov 1997  Dec 1997
                                                                                   --------  --------  --------  --------  --------
An Obligor Event occurred                                                             No         No         No         No       No


10% Substitution Limit Calculation
----------------------------------

        Percentage of Substitute Contracts replacing Defaulted
             Contracts and Adjusted Contracts                                       0.00%      0.00%      0.00%      0.00%    0.04%
        Percentage of Substitute Contracts replacing Defaulted
             Contracts and Adjusted Contracts exceeds 10% (yes/no)                    No         No         No         No       No

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                 0.00%      0.00%      0.00%      0.00%    0.04%
        The DCB exceeds 5% of the initial ADCB (yes/no)                               No         No         No         No       No
        Any Skipped Payments have been deferred later than 12 months
             prior to the Class B Maturity Date                                       No         No         No         No       No

Concentration Amounts (only applicable at the Cutoff Date or in the event of
----------------------------------------------------------------------------
a substitution)
---------------

  (i)   The ADCB of all End-User Contracts with Obligors that are
             governmental entities or municipalities exceeds 1.13% of the
             ADCB of the Contract Pool                                                No         No         No         No       No
  (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88% of the ADCB of the
             Contract Pool                                                            No         No         No         No       No
  (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured by ADCB as
             of the date of determination) exceeds 5.09% of the ADBC
             of the Contract Pool                                                     No         No         No         No       No
  (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by ADCB as of
             the date of determination) exceeds 24.79% of the ADCB
             of the Contract Pool                                                     No         No         No         No       No
  (v)   The ADCB of the End-User Contracts related to a single
             Vendor, or representing a Vendor Loan of such Vendor or
             affiliate thereof exceeds 23.01% of the ADCB of the
             Contract Pool                                                            No         No         No         No       No
  (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United States exceeds
             17.73% of the ADCB of the Contract Pool                                  No         No         No         No       No

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement - Accounts                  Collection Period
                                                     -----------------
        January 31, 1998

                                                                 Aug 1997      Sep 1997     Oct 1997     Nov 1997      Dec 1997
                                                                 --------      --------     --------     --------      --------
        Scheduled Payments, net of Excluded Amounts, Minus
             Servicing Advances, Plus Payaheads               8,135,003.94  10,745,916.40  9,348,676.93  7,108,822.12 8,353,069.08

        Prepayment Amounts                                      383,955.41      (5,288.30) 2,640,243.63  8,004,833.55 1,770,433.27

        Recoveries                                                    0.00           0.00          0.00          0.00         0.00

        Investment Earnings - Collection Account                      0.00      42,027.72     51,752.85     57,620.19    81,452.87

        Investment Earnings - Reserve Fund                            0.00       9,909.47     11,851.27     12,362.19    13,755.35

        Late Charges                                                  0.00         186.42      3,084.22      3,419.38     6,028.33

        Expired Lease Proceeds                                        0.00           0.00          0.00          0.00         0.00

        Servicer Advances                                     1,021,932.58           0.00     44,554.42    440,115.46         0.00

        Available Amounts                                     9,540,891.93  10,782,844.24 12,088,312.05 15,614,810.70 10,210,983.55

        Distributions to Noteholders and Certificateholders   9,540,891.93  10,782,844.24 12,088,312.06 15,614,810.71 10,210,983.56

        Excess to Certificateholders                            469,198.24     261,937.61    204,157.36     96,712.43          0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement - Schedules                  Collection Period
                                                      -----------------
        January 31, 1998

                                                                           Aug 1997        Sep 1997        Oct 1997
                                                                           --------        --------        --------
Unreimbursed Servicer Advances
        Unreimbursed Servicer Advances distributed                             0.00            0.00            0.00

Servicing Fee
        Monthly Servicing Fee distributed                                114,094.38      110,779.52      107,029.83

Class A-1 Interest
        Class A-1 interest distribution                                  210,602.82      280,380.11      212,537.30

Class A-2 Interest
        Class A-2 interest distribution                                  714,481.80    1,020,688.29    1,020,688.29

Class B Interest
        Class B interest distribution                                     31,147.76       44,496.81       44,496.81

Class C Interest
        Class C interest distribution                                     21,340.21       30,486.02       30,486.02

Class D Interest
        Class D interest distribution                                     24,375.12       34,821.60       34,821.60

Class A-1 Principal
        Class A-1 Principal Payment Amount distributed                 7,955,651.60    8,999,254.28   10,434,094.85

Class A-2 Principal
        Class A-2 Principal Payment Amount distributed                         0.00            0.00            0.00

Class B Principal
        Class B Principal Payment Amount distributed                           0.00            0.00            0.00

Class C Principal
        Class C Principal Payment Amount distributed                           0.00            0.00            0.00

Class D Principal
        Class D Principal Payment Amount distributed                           0.00            0.00            0.00

Reserve Fund
        Required Reserve Fund Amount (lesser of (i) initial ADCB * 1%
             or (ii) outstanding principal of the Notes)               2,738,265.00    2,738,265.00    2,738,265.00
        Draw on Reserve Fund                                                   0.00            0.00            0.00
        Required deposit to Reserve Fund                                       0.00            0.00            0.00
        Interest Earned on Reserve Account                                     0.00        9,909.47       11,851.27
        Deposit to Certificateholder                                           0.00        9,909.47       11,851.27
        Ending Reserve Fund balance                                    2,738,265.00    2,738,265.00    2,738,265.00

        Ending Reserve Fund balance as a percentage of ADCB                    1.03%           1.07%           1.11%

                                                                                 Nov 1997                Dec 1997
                                                                                 --------                --------
Unreimbursed Servicer Advances
        Unreimbursed Servicer Advances distributed                                     0.00                 0.00

Servicing Fee
        Monthly Servicing Fee distributed                                        102,682.29            96,803.45

Class A-1 Interest
        Class A-1 interest distribution                                          175,689.02           106,041.33

Class A-2 Interest
        Class A-2 interest distribution                                        1,020,688.29         1,020,688.29

Class B Interest
        Class B interest distribution                                             44,496.81            44,496.81

Class C Interest
        Class C interest distribution                                             30,486.02            30,486.02

Class D Interest
        Class D interest distribution                                             34,821.60            34,821.60

Class A-1 Principal
        Class A-1 Principal Payment Amount distributed                        14,109,234.25         8,877,646.06

Class A-2 Principal
        Class A-2 Principal Payment Amount distributed                                 0.00                 0.00

Class B Principal
        Class B Principal Payment Amount distributed                                   0.00                 0.00

Class C Principal
        Class C Principal Payment Amount distributed                                   0.00                 0.00

Class D Principal
        Class D Principal Payment Amount distributed                                   0.00                 0.00

Reserve Fund
        Required Reserve Fund Amount (lesser of (i) initial ADCB * 1%
             or (ii) outstanding principal of the Notes)                       2,738,265.00         2,738,265.00
        Draw on Reserve Fund                                                           0.00                 0.00
        Required deposit to Reserve Fund                                               0.00                 0.00
        Interest Earned on Reserve Account                                        12,362.19            13,755.35
        Deposit to Certificateholder                                              12,362.19            13,755.35
        Ending Reserve Fund balance                                            2,738,265.00         2,738,265.00

        Ending Reserve Fund balance as a percentage of ADCB                            1.18%                1.23%

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement - Note Factors               Collection Period
                                                      -----------------
        January 31, 1998

                                                   Aug 1997         Sep 1997         Oct 1997         Nov 1997           Dec 1997
                                                   --------         --------         --------         --------           --------
        Class A-1   CUSIP # 423327AA3
        ---------
        Class A-1 principal balance             55,024,444.40     46,025,190.12    35,591,095.27     21,481,861.02     12,604,214.96
        Initial Class A-1 principal balance     62,980,096.00     62,980,096.00    62,980,096.00     62,980,096.00     62,980,096.00
        Note factor                               0.873679907       0.730789456      0.565116561       0.341089684       0.200130133


        Class A-2   CUSIP # 423327AB1
        ---------
        Class A-2 principal balance            191,678,552.00    191,678,552.00   191,678,552.00    191,678,552.00    191,678,552.00
        Initial Class A-2 principal balance    191,678,552.00    191,678,552.00   191,678,552.00    191,678,552.00    191,678,552.00
        Note factor                               1.000000000       1.000000000      1.000000000       1.000000000       1.000000000


        Class B     CUSIP # 423327AC9
        -------
        Class B principal balance                8,214,795.00      8,214,795.00     8,214,795.00      8,214,795.00      8,214,795.00
        Initial Class B principal balance        8,214,795.00      8,214,795.00     8,214,795.00      8,214,795.00      8,214,795.00
        Note factor                               1.000000000       1.000000000      1.000000000       1.000000000       1.000000000


        Class C     CUSIP # 423327AD7
        -------
        Class C principal balance                5,476,530.00      5,476,530.00     5,476,530.00      5,476,530.00      5,476,530.00
        Initial Class C principal balance        5,476,530.00      5,476,530.00     5,476,530.00      5,476,530.00      5,476,530.00
        Note factor                               1.000000000       1.000000000      1.000000000       1.000000000       1.000000000

        Class D
        -------
        Class D principal balance                5,476,530.00      5,476,530.00     5,476,530.00      5,476,530.00      5,476,530.00
        Initial Class D principal balance        5,476,530.00      5,476,530.00     5,476,530.00      5,476,530.00      5,476,530.00
        Note factor                               1.000000000       1.000000000      1.000000000       1.000000000       1.000000000

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Annual Summary Statement - Pool Data               Collection Period
                                                   -----------------
        January 31, 1998

                                                                                          Aug 1997         Sep 1997
                                                                                          --------         --------
ADCB as of the last day of the Collection Period                                        265,870,851.40   256,871,597.12

Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                            0.00             0.00
Number of Defaulted Contracts as of the last day of the Collection Period                            0                0
Defaulted Contracts as a percentage of ADCB (annualized)                                          0.00%            0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                             0.00             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                             0                0

DCB of Prepaid Contracts as of the last day of the Collection Period                        381,752.73       684,479.04
Number of Prepaid Contracts as of the last day of the Collection Period                              6                6

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust
     during Collection Period                                                                     0.00             0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to
     Trust during Collection Period                                                                  0                0

DCB of Warranty Contracts as of the last day of the Collection Period                             0.00        60,339.97
Number of Warranty Contracts as of the last day of the Collection Period                             0                1

DCB of repurchased Contracts as of the last day of the Collection Period                          0.00       744,819.12
Number of repurchased Contracts as of the Collection Period                                          0                7

DCB of Additional Contracts as of the last day of the Collection Period                           0.00       771,107.05
Number of Additional Contracts as of the Collection Period                                           0                7

Recoveries collected relating to Defaulted Contracts as of the last day of
     the Collection Period                                                                        0.00             0.00

Delinquencies
        Current                                                                         263,794,072.22   254,792,049.88
        31-60 days past due                                                               3,066,010.74     3,002,881.79
        61-90 days past due                                                                  77,650.48       244,913.45
        Over 90 days past due                                                               150,610.04             0.00
                                                                                            ----------             ----
        Total                                                                           267,088,343.48   258,039,845.12

        31+ days past due                                                                 3,294,271.26     3,247,795.24


        Current                                                                                  98.77%           98.74%
        31-60 days past due                                                                       1.15%            1.16%
        61-90 days past due                                                                       0.03%            0.09%
        Over 90 days past due                                                                     0.06%            0.00%
                                                                                                  -----           -----
        Total                                                                                   100.00%          100.00%

        31+ days past due                                                                         1.23%            1.26%

  (i)   DCB of cumulative Defaulted Contracts                                                     0.00             0.00
  (ii)  Cumulative Recoveries realized on Defaulted Contracts                                     0.00             0.00
        Cumulative net losses to date  ( (i) - (ii) )                                             0.00             0.00

                                                                                 Oct 1997         Nov 1997         Dec 1997
                                                                                 --------         --------         --------
ADCB as of the last day of the Collection Period                               246,437,502.27   232,328,268.02   223,251,036.49

Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                   0.00             0.00       303,874.78
Number of Defaulted Contracts as of the last day of the Collection Period                   0                0                4
Defaulted Contracts as a percentage of ADCB (annualized)                                 0.00%            0.00%            1.63%

DCB of Adjusted Contracts as of the last day of the Collection Period                    0.00             0.00             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                    0                0                0

DCB of Prepaid Contracts as of the last day of the Collection Period             1,948,925.16     7,862,896.86     1,740,074.52
Number of Prepaid Contracts as of the last day of the Collection Period                    24               26               10

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust
     during Collection Period                                                            0.00             0.00             0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to
     Trust during Collection Period                                                         0                0                0

DCB of Warranty Contracts as of the last day of the Collection Period            3,698,332.46             0.00             0.00
Number of Warranty Contracts as of the last day of the Collection Period                    2                0                0

DCB of repurchased Contracts as of the last day of the Collection Period         3,698,332.47             0.00             0.00
Number of repurchased Contracts as of the Collection Period                                 2                0                0

DCB of Additional Contracts as of the last day of the Collection Period                  0.00             0.00             0.00
Number of Additional Contracts as of the Collection Period                                  0                0                0

Recoveries collected relating to Defaulted Contracts as of the last day of
     the Collection Period                                                               0.00             0.00             0.00

Delinquencies
        Current                                                                244,846,061.90   227,386,362.98   217,362,672.83
        31-60 days past due                                                      2,227,895.86     3,027,317.15     3,866,638.69
        61-90 days past due                                                        462,204.83     1,158,336.04     1,604,335.79
        Over 90 days past due                                                      196,865.94       153,222.93       735,415.89
                                                                                   ----------       ----------       ----------
        Total                                                                  247,733,028.53   231,725,239.10   223,569,063.20

        31+ days past due                                                        2,886,966.63     4,338,876.12     6,206,390.37


        Current                                                                         98.83%           98.13%           97.22%
        31-60 days past due                                                              0.90%            1.31%            1.73%
        61-90 days past due                                                              0.19%            0.50%            0.72%
        Over 90 days past due                                                            0.08%            0.07%            0.33%
                                                                                         -----            -----            -----
        Total                                                                          100.00%            0.00%          100.00%

        31+ days past due                                                                1.17%            1.87%            2.78%

  (i)   DCB of cumulative Defaulted Contracts                                            0.00             0.00       303,874.78
  (ii)  Cumulative Recoveries realized on Defaulted Contracts                            0.00             0.00             0.00
        Cumulative net losses to date  ( (i) - (ii) )                                    0.00             0.00       303,874.78